UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2018
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)
(608) 238-8008
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 15, 2018, Jerry Smith, Chair of the Board of Directors of First Business Financial Services, Inc. (the “Company”), notified the Company that he would be retiring as director of the Company, effective October 26, 2018. He did not retire because of any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.
In connection with Mr. Smith’s retirement, the Company announced that the Board of Directors has unanimously appointed Jerry Kilcoyne to become Chair of the Board of Directors, effective October 26, 2018. Mr. Kilcoyne has served as a director of the Company since November 2011 and is a member of the Audit Committee and the Compensation Committee. Mr. Kilcoyne has been Managing Partner of Pinnacle Enterprises, LLC, a private investment holding company, since February 1997.
To facilitate the transition of the Chair of the Board of Directors, Mr. Smith will remain with the Company through May 2, 2019, the scheduled date of the 2019 annual meeting of shareholders, as an outside consultant to the Board Chair. The Company has approved and will enter into a consulting arrangement with Mr. Smith following his retirement, effective October 26, 2018, pursuant to which Mr. Smith will receive compensation of $100,000 for the consulting services.
On August 16, 2018, the Board of Directors approved a resolution to decrease the number of Directors constituting the entire Board from nine (9) to eight (8) in accordance with Section 3.10 of the By-laws, concurrent with Mr. Smith’s retirement, effective October 26, 2018.
On August 17, 2018, the Company issued a press release regarding Mr. Smith’s retirement and Mr. Kilcoyne’s appointment as Chair. A copy of the press release is filed herewith as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits

99.1	Press release by First Business Financial Services, Inc. dated August 17, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 17, 2018	FIRST BUSINESS FINANCIAL SERVICES, INC.

	By:	/s/ Barbara M. Conley
	Name:	Barbara M. Conley
	Title:	General Counsel